NUVEEN SHORT TERM BOND FUND

SUPPLEMENT DATED MARCH 18, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

Effective immediately, Jason J. O’Brien, CFA, and Mackenzie S. Meyer will be added as portfolio managers of the fund. Mr. O’Brien is Vice President and Portfolio Manager at Nuveen Asset Management, LLC (“NAM”). Ms. Meyer is Vice President and Assistant Portfolio Manager at NAM. Chris J. Neuharth and Peter L. Agrimson will continue to serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STBS-0316P